SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Peerless Systems Corporation

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PEERLESS SYSTEMS CORPORATION
2381 Rosecrans Avenue
El Segundo, California 90245
SUPPLEMENT TO PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 9, 2007 at 2:00 p.m., Pacific Daylight Time,
at 2381 Rosecrans Avenue, El Segundo, California 90245.

Dear Stockholder:

We are writing to inform you of recent events affecting our annual meeting of stockholders, which was originally scheduled for June 11, 2007. We have changed the date of our annual meeting of stockholders to Monday, July 9, 2007, at 2:00 p.m. Pacific Daylight Time in order to allow our stockholders additional time to consider a new slate of nominees. The meeting will be held at the Company's headquarters located at 2381 Rosecrans Avenue, El Segundo, California 90245.

As you may know, the Peerless Full Value Committee recently filed with the Securities and Exchange Commission a proxy statement nominating Timothy E. Brog, Rimmy Malhotra and Eric S. Newman for election by our Common Stockholders to our Board of Directors. In order to avoid a possible disruption of the Company's business and further expenses associated with a proxy contest, we reached an agreement with the Peerless Full Value Committee, ending its proxy solicitation for its three nominees. Under the agreement, Mr. Brog has been added to the slate of candidates nominated by the Peerless Board for election to a one-year term at our 2007 annual meeting of stockholders to be held on July 9, 2007. In return, the Peerless Full Value Committee has withdrawn its nominations and has agreed to discontinue all solicitation activities. The Peerless Full Value Committee has also agreed to certain restrictions on its activities related to Peerless for a certain period of time.

We are convinced that this negotiated settlement is in the best interests of Peerless and all of its stockholders. The Peerless Board has approved the settlement agreement and recommends that you vote FOR all five nominees for election by the Common Stockholders at the annual meeting.

We are enclosing the following important documents for your information in connection with the settlement:

•	a supplement to our proxy statement containing additional information about the settlement agreement and the addition of Mr. Brog as a Board nominee at the upcoming annual meeting; and

•	A new BLUE proxy card for your use in voting for all five nominees for election to the Board of Directors by the Common Stockholders.

If you would like to review the complete text of the settlement agreement, you can find it on file with the Securities and Exchange Commission as part of our Current Report on Form 8-K dated June 6, 2007.

PLEASE COMPLETE AND RETURN THE ENCLOSED NEW BLUE PROXY CARD TO ENSURE THAT YOUR SHARES ARE VOTED FOR THE REVISED SLATE OF NOMINEES. THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

If you have any questions about your voting of shares, please contact MacKenzie Partners, Inc., toll free at (800) 322-2885 or by e-mail at proxy@mackenziepartners.com

Sincerely,

/s/ Richard L. Roll
Richard L. Roll,
Chief Executive Officer, President and Director

El Segundo, California
June 6, 2007

PEERLESS SYSTEMS CORPORATION
2381 Rosecrans Avenue
El Segundo, California 90245

SUPPLEMENT TO PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 9, 2007 at 2:00 p.m., Pacific Daylight Time,
at 2381 Rosecrans Avenue, El Segundo, California 90245.

Peerless Systems Corporation (the “Company” or “Peerless”) hereby supplements its Proxy Statement dated May 23, 2007 in connection with its 2007 annual meeting of stockholders (the “Annual Meeting”), which will be held on Monday, July 9, 2007, at 2:00 p.m. Pacific Daylight Time at the Company's headquarters located at 2381 Rosecrans Avenue, El Segundo, California 90245 (the “Peerless Proxy Statement”).

AS INDICATED BELOW, UNDER AN AGREEMENT RECENTLY SIGNED WITH ENTITIES REFERRED TO IN THIS SUPPLEMENT AS THE PEERLESS FULL VALUE COMMITTEE, THE COMPANY’S BOARD OF DIRECTORS HAS DETERMINED THAT IT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS TO INCLUDE A NEW DIRECTOR NOMINEE FOR ELECTION AT THE ANNUAL MEETING, AND IT IS IMPORTANT THAT STOCKHOLDERS COMPLETE AND RETURN THE ENCLOSED NEW BLUE PROXY CARD TO ENSURE THAT THEIR SHARES ARE VOTED FOR THE REVISED SLATE OF NOMINEES.

THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

We have changed the original June 11, 2007 date of the Annual Meeting to July 9, 2007 in order to allow our stockholders additional time to consider the new slate of nominees; however, the May 10, 2007 record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting has not changed.

REVISED BOARD NOMINEES; TERMINATION OF PEERLESS FULL VALUE COMMITTEE SOLICITATION

On June 4, 2007, the Company entered into an agreement (the “Settlement Agreement”) with Timothy E. Brog, an individual, Pembridge Value Opportunity Fund LP, a Delaware limited partnership ("PVOF"), Pembridge Capital Management LLC, a Delaware limited liability company ("Pembridge Capital"), Pembridge Value Advisors LLC, a Delaware limited liability company ("PVA"), Sherwood Advisors LLC, a Delaware limited liability company, Rahul Rimmy Malhotra, an individual, Eric S. Newman, an individual, Steven Bathgate, an individual, Marc Bathgate, an individual, Allison Bathgate, an individual, Jonathan Bathgate, an individual, Charles Bathgate, an individual, Margaret Bathgate, an individual, Bathgate Family Partnership II, Ltd, Whitehall Capital Investors IV, LLC, a Delaware limited liability company and E2 Investment Partners LLC, a Delaware limited liability company ("E2"), (collectively, among others, the “Peerless Full Value Committee”). The Peerless Full Value Committee had previously filed proxy materials in connection with the Annual Meeting, which proxy solicitation sought to elect Timothy E. Brog, Rimmy Malhotra and Eric S. Newman as directors of the Company.

Among other things, pursuant to the Settlement Agreement, the Company authorized the expansion of the number of seats on the Company's Board to five from four to be effective as of immediately prior to the Annual Meeting, and nominated Timothy E. Brog for election to the Board as a director at the Annual Meeting, in addition to the Company's original nominees, Robert G. Barrett, Louis C. Cole, William B. Patton, Jr., and Richard L. Roll. Messrs. Barrett, Brog, Cole, Patton and Roll are referred to together in this Supplement as the “New Nominees.”

Peerless Full Value Committee has agreed to vote in favor of the New Nominees, to withdraw its nominees for election at the Annual Meeting and to terminate its proxy solicitation.

For further information regarding the Settlement Agreement, please see the summary set forth below under the section entitled “Summary of the Settlement Agreement.”

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record as of the close of business on May 10, 2007 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 10, 2007, the Company had 17,282,836 shares of Common Stock (exclusive of 150,000 shares of Common Stock held in treasury) issued and outstanding and 106 holders of record. Each holder of Common Stock on such date will be entitled to one (1) vote for each share held on all matters to be voted upon at the Annual Meeting. Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum and Required Vote

The Company’s Bylaws (the “Bylaws”) provide that the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of our Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and the broker does not have discretionary voting power on such proposal) will be counted as shares that are present for purposes of determining the presence of a quorum.

Proposal Number 1 - Election of Directors

For the purposes of Proposal 1, the election of the nominees to the Board shall be determined by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election. The five nominees receiving the highest number of affirmative votes will be elected. Because abstentions do not constitute "votes cast" at the Annual Meeting, abstentions will not affect the outcome of the election of the nominees to the Board. Since the Peerless Full Value Committee is no longer soliciting proxies to elect one or more of its nominees to the Board, this year's director election will be a routine matter on which a broker or other nominee has discretionary voting authority, and therefore no broker non-votes should result from this proposal.

Proposal Number 2 - Amendment to 2005 Incentive Award Plan

For Proposal 2, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the amendment is required to approve the amendment of the 2005 Incentive Award Plan to increase the authorized shares. Abstentions will have no effect on the required vote. The amendment of the 2005 Incentive Award Plan is not a matter on which a broker or other nominee has discretionary voting authority. Accordingly, broker non-votes will result when a broker or nominee is not instructed to vote on the proposal. Broker non-votes would have no effect on the required vote (other than to reduce the number of affirmative votes required to approve the proposal).

Proposal Number 3 - Ratification of Ernst & Young LLP as independent registered public accounting firm

For Proposal 3, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the ratification is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2007. Abstentions will have no effect on the required vote. The ratification of Ernst & Young LLP is generally a matter on which a broker or other nominee has discretionary voting authority. Accordingly, no broker non-votes should result from this proposal. Broker non-votes would have no effect on the required vote (other than to reduce the number of affirmative votes required to approve the proposal).

The Board recommends you vote “FOR”:

•	The election of the Company's five nominees to our Board, as listed on the proxy card;

•	The amendment of the Company’s 2005 Incentive Award Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares; and

•	The ratification of the Board’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2008.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the meeting, and for ten days prior to the Annual Meeting at our corporate headquarters located at 2381 Rosecrans Avenue, El Segundo, CA 90245, between the hours of 9 a.m. and 4 p.m. local time.

THE BOARD URGES STOCKHOLDERS TO SIGN, DATE AND RETURN THE ENCLOSED NEW BLUE PROXY CARD PROMPTLY. IF A STOCKHOLDER DOES NOT RETURN THE ENCLOSED NEW BLUE PROXY CARD (WHICH CONTAINS THE NAMES OF THE NEW NOMINEES), THAT STOCKHOLDER’S SHARES CANNOT BE COUNTED IN THE ELECTION OF THE NEW NOMINEES, WHETHER OR NOT THE STOCKHOLDER PREVIOUSLY RETURNED A WHITE OR BLUE PROXY CARD. THE ORIGINAL WHITE AND BLUE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table supersedes the table set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in the Peerless Proxy Statement, and sets forth certain information regarding the ownership of our Common Stock as of the Record Date by: (i) each director and Timothy E. Brog as a director nominee; (ii) each of the Named Executive Officers (as defined in the Summary Compensation Table in the Peerless Proxy Statement); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the outstanding Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock	Right to Acquire Beneficial Ownership Within 60 Days	Percent of Total
Directors and Named Executive Officers
Robert G. Barrett	103,691	36,664	*
Timothy E. Brog(1)	1,432,658	—	8.0%
Louis C. Cole	—	50,569	*
Alan D. Curtis	3,032	245,751	1.4%
Edward M. Gaughan	—	61,000	*
William R. Neil(2)	54,114	280,125	1.9%
Howard J. Nellor(2)	159,906	421,500	3.4%
William B. Patton, Jr.	—	—	*
Eric Random	2,469	174,500	1.0%
Richard L. Roll	—	—	*
John V. Rigali	—	6,250	*
Cary A. Kimmel	22,351	122,000	*
Robert T. Westervelt	875	55,750	*
All directors and executive officers as a group (10 persons)(3)	132,418	752,484	5.1%

5% Beneficial Holders(4)

State of Wisconsin Investment Board(5)	1,579,975	—	9.1%
PO Box 7842
Madison, WI 53707
Marathon Capital Management LLC(6)	1,085,859	—	6.3%
PO Box 771
Hunt Valley, MD 21030
Diker Management, LLC(7)	914,629	—	5.3%
745 Fifth Avenue Suite 1409
New York, NY 10151
Kaizen Capital LLC(8)	859,935	—	5.0%
4200 Montrose Blvd., Suite 400 Houston, TX 77006
Peerless Full Value Committee(9)	1,458,458	—	8.4%
c/o Pembridge Capital Management LLC 708 Third Avenue 22nd Floor New York, NY 10017
____________

*	Represents beneficial ownership of less than one percent.

This table is based upon information supplied by officers, directors, principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 17,282,836 shares of Common Stock (exclusive of 150,000 shares of Common Stock held in treasury) outstanding on May 10, 2007, adjusted as required by rules promulgated by the SEC. Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person or group. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership of voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date. The address of each director and executive officer of the Company is 2381 Rosecrans Avenue, El Segundo, CA 90245.

(1)
Based upon a Schedule 13D filed May 10, 2007, PVOF beneficially owned 24,000 Shares, constituting less than 1% of the Shares outstanding. As the investment manager and general partner of PVOF, Pembridge Capital and PVA, respectively, may be deemed to beneficially own the 24,000 Shares owned by PVOF, constituting less than 1% of the Shares outstanding. E2 beneficially owned 681,497 Shares, constituting 4.0% of the Shares outstanding. As the investment manager of E2, Mr. Brog may be deemed to beneficially own the 681,497 Shares owned by E2, constituting 4.0% of the Shares outstanding. As the sole manager of Pembridge Capital, Mr. Brog may be deemed to beneficially own the 24,000 Shares owned by PVOF and the 26,061 Shares held directly by Mr. Brog, constituting less than 1% of the Shares outstanding. Mr. Brog has sole voting and dispositive power with respect to the 24,000 Shares owned by PVOF, the 26,061 owned by Mr. Brog and the 681,497 Shares owned by E2. Pembridge Capital, PVA and Mr. Brog disclaim beneficial ownership of the Shares held by PVOF, except to the extent of their pecuniary interest therein. Mr. Brog disclaims beneficial ownership of the Shares held by E2, except to the extent of his pecuniary interest therein.

(2)
Howard J. Nellor resigned as President and Chief Executive Officer effective December 15, 2006, and William R. Neil resigned as Chief Financial Officer and Vice President of Finance effective June 15, 2006. Mr. Nellor and Mr. Neil are included in this table since they are Named Executive Officers.

(3)
This excludes Howard J. Nellor and William R. Neil who were no longer executive officers of the Company as of the Record Date. This also excludes Timothy E. Brog, who is a director nominee but not currently a director of the Company.

(4)	Except as set forth above, management of the Company knows of no person who is the beneficial owner of more than 5% of the Company’s issued and outstanding Common Stock.

(5)
Based upon a Schedule 13G/A filed February 13, 2007 with the SEC by the State of Wisconsin Investment Board, a Public Pension Fund, that reports they have sole voting power and sole dispositive power as to all 1,579,975 shares.

(6)
Based upon a Schedule 13G/A filed January 25, 2007 with the SEC by Marathon Capital Management LLC, an investment advisor, who reports sole voting power as to 12,250 shares and sole dispositive power as to all 1,085,859 shares.

(7)
Based upon a Schedule 13G filed February 12, 2007. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management. Diker GP, LLC maintains that it has shared voting power and dispositive power as to 840,902 shares. Diker Management, LLC maintains that it has shared voting power and dispositive power as to 914,629 shares. Charles M. Diker and Mark N. Diker maintain that they each have shared voting power and dispositive power as to 914,629 shares.

(8)
Based upon a Schedule 13G/A filed February 14, 2007. This statement is filed by and on behalf of: i) select Contrarian Value Fund, L.P., a Texas limited partnership ("Select"); (ii) Spectrum Galaxy Fund, Ltd., a company incorporated under the laws of the British Virgin Islands ("Spectrum"); (iii) Kaizen Management, L.P., a Texas limited partnership ("KaizenManagement"); (iv) Kaizen Capital, LLC, a Texas limited liability company ("Capital"); and (v) David W. Berry.

KaizenManagement is the general partner of, and serves as an investment adviser to, Select. By contract, KaizenManagement also serves as the sole investment manager to Spectrum. Capital is the general partner of KaizenManagement. Mr. Berry is Manager of Capital.

KaizenManagement maintains that it has sole voting and dispositive power as to 809,935 shares, shared voting power and dispositive power as to 50,000 shares. Select maintains that it has sole voting and dispositive power as to 809,935 shares and no shared power. David Berry maintains he has sole voting and dispositive power as to 811,535 shares and shared voting and dispositive power as to 50,000 shares. Spectrum maintains it has sole voting and dispositive power as to 50,000 shares.

(9)
Based upon a Schedule 13D filed May 10, 2007. The sole manager of Pembridge Capital is Mr. Timothy E. Brog, one of the nominees for director. The Peerless Full Value Committee maintains that it has sole voting and dispositive power as to 1,458,458 shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s nominees for election to the Board of Directors have changed and the new nominees are set forth below:

Name	Age	Principal Occupation/ Position Held with the Company
Robert G. Barrett*	62	Director
Timothy E. Brog*	43	Nominee
Louis C. Cole*	63	Director
William B. Patton, Jr.*	70	Director
Richard L. Roll	57	Director, President and Chief Executive Officer

An asterisk (*) by the name of a nominee indicates that the Board has determined that the nominee is “independent” under the rules of the Nasdaq Stock Market (“Nasdaq”).

The New Nominees to be elected as members of the Board at the Annual Meeting will be elected to hold office until the next annual meeting and until their respective successors have been elected and qualified, or earlier, upon such director's death, resignation or removal. It is intended that shares represented by the proxies will be voted FOR the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for the substitute nominee, if any, designated by the Nominating and Corporate Governance Committee.

The Company refers you to the section of the Peerless Proxy Statement captioned “PROPOSAL ONE— ELECTION OF DIRECTORS” for certain other information about the Company's original nominees, Robert G. Barrett, Louis C. Cole, William B. Patton, Jr. and Richard L. Roll. Information with respect to Mr. Brog, including his present principal occupation, the directorships of publicly-held companies he has held and his employment history for at least the past five years is set forth below. This information has been furnished to the Company by Mr. Brog. Upon Mr. Brog's election by the stockholders at the Annual Meeting, Mr. Brog will be appointed to the Compensation Committee. Mr. Brog has agreed to serve on such other committees of the Board that he and a majority of the other members of the Board agree. Mr. Brog is “independent” as required by the applicable rules and regulations of the Securities and Exchange Commission and the applicable Nasdaq listing standards.

Timothy E. Brog has been the President of Pembridge Capital Management LLC and the Portfolio Manager of Pembridge Value Opportunity Fund since 2004. Mr. Brog has been a Managing Director of The Edward Andrews Group Inc., a boutique investment bank since 1996. From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog received a Juris Doctorate from Fordham University School of Law in 1989 and a BA from Tufts University in 1986. Mr. Brog is a director of The Topps Company, Inc., a company that markets premium confectionery brands and other branded products, including trading cards.

Mr. Brog was nominated for election to the Board as a director pursuant to the Settlement Agreement described in this Supplement upon the recommendation of the Nominating and Corporate Governance Committee of the Board and by a vote of the Board. As noted above, prior to the termination of the proxy solicitation by the Peerless Full Value Committee, the Peerless Full Value Committee had nominated Mr. Brog, along with Mr. Malhotra and Mr. Newman, for election to the Board at the Annual Meeting. Mr. Brog is affiliated with the Peerless Full Value Committee, as described in more detail above. The Peerless Full Value Committee beneficially owned, as of the Record Date, 1,458,458 shares of the Company’s Common Stock, or approximately 8.4% of the Company’s Common Stock outstanding as of the Record Date. Under the Settlement Agreement, the Company agreed that Mr. Brog would be appointed as a member of the Compensation Committee. Mr. Brog has agreed to serve on such other committees of the Board that he and a majority of the other members of the Board agree. Other than as set forth in the Settlement Agreement, there is no other relationship between the Company and Mr. Brog.

Except for Mr. Brog's election pursuant to the Settlement Agreement, none of the nominees for director were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth below, there are no family relationships among nominees for director or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NEW NOMINEES. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE NEW BLUE PROXY CARDS RECEIVED BY THEM FOR THE NEW NOMINEES.

SUMMARY OF THE SETTLEMENT AGREEMENT

Pursuant to the terms of the Settlement Agreement, the Peerless Full Value Committee agreed that it would withdraw its slate of nominees, terminate its proxy solicitation in connection with the Annual Meeting and disband as a group effective as of the date following the Annual Meeting. In addition, the Peerless Full Value Committee agreed that it would cause all shares of the Company’s Common Stock beneficially owned by it and its controlled affiliates to be present, in person or by proxy, and voted in favor of the nominees recommended by the Board at the Annual Meeting, and that such shares would be voted against any candidates for election not nominated by the Board at the Annual Meeting.

The Settlement Agreement also provides that the Board take action to expand the number of seats on the Board to five and that Timothy E. Brog be added to the Board's slate of nominees for election to the Board at the Annual Meeting. The Board has authorized the expansion of the number of seats to be effective immediately prior to the Annual Meeting. Pursuant to the terms of the Settlement Agreement, Mr. Brog has been added to the Board's slate of nominees for election to a one-year term at the Annual Meeting, increasing the total number of Board nominees for election by our Common Stockholders to five (including the four existing nominees of the Board, who are all current members of the Board). The Board has agreed to recommend the election of all five nominees.

Promptly following the Annual Meeting, the Nominating and Corporate Governance Committee of the Board will use all commercially reasonable efforts to identify, as soon as reasonably practicable and no later than October 31, 2007, two candidates for recommendation to the Board, each of whom: (i) is considered "independent" as defined in Nasdaq Marketplace Rule 4200(a)(15) and any applicable rules of the SEC, (ii) is not an affiliate of the Company or of the Peerless Full Value Committee, (iii) is knowledgeable about the industry in which the Company operates and (iv) otherwise is qualified in accordance with the factors set forth for Board membership in the

Company's Corporate Governance Guidelines and such other factors as the Nominating and Corporate Governance Committee shall deem appropriate. The parties agreed that (i) William Patton ("Patton") shall have the sole right to identify candidates to fill one of the independent board seats and (ii) Diker Management LLC ("Diker") shall have the sole right to identify candidates to fill the other independent board seat. Upon identification of such candidates by each of Patton and Diker, the Nominating and Corporate Governance Committee shall determine whether to recommend such candidates to the Board for approval. If approved by the Nominating and Corporate Governance Committee and the Board, the Board will take all action necessary to expand the number of seats on the Board by two and to fill the newly created directorships created by the expansion of the Board with such candidates. If such candidates are not approved by either the Nominating and Corporate Governance Committee or the Board, each of Patton and Diker shall be entitled to continue to identify candidates until one of their candidates has been elected. Mr. Brog agrees not to object to the expansion of the Board or the filling of the two seats on the Board in accordance with the terms of the Settlement Agreement.

The Peerless Full Value Committee has withdrawn its nomination of its nominees for election to our Board of Directors and has agreed to discontinue all efforts (direct and indirect) to solicit votes for its nominees or otherwise to pursue the nomination. The Settlement Agreement provides that the Peerless Full Value Committee will vote their shares of Peerless Common Stock in favor of the Board's nominees and, except as otherwise instructed by a vote of at least a majority of the Board, not vote in favor of the removal of any director or in favor of any candidate not nominated by the Board. Certain members of the Peerless Full Value Committee, including Mr. Brog, have agreed to certain restrictions on their activities related to the Company until October 31, 2007, including an agreement not to pursue any unsolicited acquisition attempts or engage in any proxy contest. The Settlement Agreement contains certain other provisions, including restrictions on public announcements, mutual releases of claims in connection with the proxy contest and related covenants not to sue, certain representations and warranties, and the Company's agreement to reimburse Mr. Brog's actual documented out-of-pocket costs and expenses not to exceed an aggregate of $40,000, plus the costs of mailing proxy materials incurred through May 31, 2007. Pursuant to the Settlement Agreement, Mr. Brog, the Company and the existing members of the Board have each agreed not to sue each other, except for pursuing remedies for a breach of the Settlement Agreement, for a period ending the later of 12 months from the date of the Settlement Agreement or upon Mr. Brog ceasing to be a director.

THE COMPANY HAS FILED THE SETTLEMENT AGREEMENT AS AN EXHIBIT TO A CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2007. THE DESCRIPTION OF THE SETTLEMENT AGREEMENT IN THIS SUPPLEMENT IS QUALIFIED BY THE FULL TEXT OF THE SETTLEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS ASKS YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED NEW BLUE PROXY CARD SO THAT YOUR VOTE MAY BE COUNTED, EVEN IF YOU PLAN ON ATTENDING THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Richard L. Roll
Richard L. Roll
Chief Executive Officer, President and Director

El Segundo, California
June 6, 2007

BLUE PROXY CARD

PEERLESS SYSTEMS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

July 9, 2007
2:00 p.m.
2381 Rosecrans Avenue
El Segundo, CA 90245

Peerless Systems Corporation
2381 Rosecrans Avenue
El Segundo, CA 90245

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on July 9, 2007 and appoints Richard L. Roll and Elliot M. Shirwo, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock, $.001 par value per share, of Peerless Systems Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of Peerless Systems Corporation to be held on July 9, 2007 at 2:00 p.m. (Pacific Daylight Time) at 2381 Rosecrans Avenue, El Segundo, California 90245, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR all nominees and items 2 and 3.

THIS BLUE PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS BLUE PROXY CARD WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Peerless Systems Corporation, c/o MacKenzie Partners, Inc., 105 Madison Avenue, 14th Floor, New York, NY 10016

ß Please detach here ß

The Board of Directors Recommends a Vote FOR Each of the Nominees and Items 2 and 3.

1.	Election of directors:	01 Robert G. Barrett 02 Timothy E. Brog 03 Louis C. Cole	04 William B. Patton, Jr. 05 Richard L. Roll	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Approval of an amendment of the Company’s 2005 Incentive Award Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares	☐	For	☐	Against	☐	Abstain

3.	Ratification of selection of Ernst & Young LLP as independent registered public accounting firm	☐	For	☐	Against	☐	Abstain

4.
To transact such other business as properly may come before the meeting or at any adjournment or postponement thereof, including a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors
		☐	For	☐	Against	☐	Abstain

THIS BLUE PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND FOR THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

Address Change? Mark Box ☐ Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.